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                                                                   EXHIBIT 10.15

                              THIRTEENTH AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

     This Thirteenth Amendment to Loan and Security Agreement (the "Amendment") is made and entered into on this 29th day of August, 1997, to be effective as of the respective date herein indicated, by and between RED MAN PIPE & SUPPLY CO., an oklahoma corporation ("Borrower"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor-in-interest by merger to Fleet Capital Corporation, a Connecticut corporation, formerly known as Shawmut Capital Corporation, successor-in-interest to Barclays Business Credit, Inc. ("Lender").

PRELIMINARY STATEMENTS:

     1. Borrower and Lender have entered into that certain Loan and Security Agreement dated as of May 3, 1991, as heretofore amended (as amended from time to time, the "Agreement").

     2. Borrower and Lender desire to amend the Agreement and the other Agreements as hereinafter set forth.

AGREEMENTS:

     NOW, THEREFORE, in consideration of the agreements herein contained, subject to the terms and conditions set forth herein, Borrower and Lender hereby agree as follows, and agree that, subject to satisfaction of the provisions of
Section 3 hereof, the amendments specified below shall be effective from and after the respective date herein indicated and shall be incorporated into the Agreement and shall supersede those provisions in the Agreement referenced as follows:

     1.  DEFINITIONS.

          (a) Terms used herein and defined in the Agreement shall have the meanings set forth in the Agreement, except as otherwise provided herein.

          (b) Effective as of the date of execution of this Amendment, the definition of "Revolving Credit Loan Commitment" contained in Section 1.1 of the Agreement is amended and restated to read in its entirety as follows:

               "Revolving Credit Loan Commitment - $100,000,000.00".

     2. NOTICE TO LENDER. Effective as of the date of execution of this Amendment, Section 12.10(A) of the Agreement is hereby amended so that the address for notice to Lender shall be as follows:



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          "(A)  If to Lender:    Fleet Capital Corporation
                                 2711 North Haskell, Suite 2100
                                 Dallas, Texas 75204
                                 Attention: Loan Administration Manager

          With a copy to:       Patton Boggs, L.L.P.
                                2626 Cole Avenue, Suite 300
                                Dallas, Texas 75204
                                Attention: Larry A. Makel, Esq."

     3. CONDITIONS. The obligation of Lender to be bound by the provisions of this Amendment shall be subject to the fulfillment of the following conditions precedent on or before the date hereof:

          (a) Lender shall have received all of the following, each in form and substance satisfactory to Lender, in its sole discretion, and each duly executed by each party thereto, other than Lender:

               (i)  This Amendment;

               (ii) Second Amendment to Sale and Participation Agreement, dated on or about the date hereof, executed by The CIT Group/Business Credit, Inc. ("CIT Group") (the "Second Amendment to Participation Agreement");

               (iii) Modifications to such existing real estate lien documents as shall be required by Lender, duly executed by Borrower; and

               (iv) All other documents Lender may request with respect to any matter relevant to this Amendment or the transactions contemplated hereby.

          (b) No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Lender.

          (c) Borrower shall have performed and complied with all agreements and conditions contained in the Agreement and the other Agreements which are required to be performed or complied with by Borrower before or on the date hereof.

          (d) The representations and warranties contained in the Agreement, as amended hereby, and the other Agreements shall be true and correct in all material respects as of the date hereof, with the same force and effect as though made on and as of this date.

          (e) No material adverse change shall have occurred in the business operations, financial condition or prospects of Borrower, and no material adverse litigation shall be pending or, to the knowledge of Borrower, threatened, against Borrower.



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          (f) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to Lender.

     4. NO WAIVER. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by Lender of any covenant or provision of the Agreement, the other Agreements, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Agreement, the other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

     5. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Agreements, as amended hereby.

     6. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     7. EXPENSES. Borrower shall pay all out-of-pocket expenses of Lender and CIT Group arising in connection with the preparation, execution, and delivery of this Amendment and the Participation Agreement, including, but not limited to, all reasonable legal fees and expenses incurred by Lender and CIT Group.

     8. CONTINUED EFFECT. Except to the extent amended hereby, all terms, provisions and conditions of the Agreement and all of the other Agreements shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     9. FURTHER ASSURANCES. Borrower shall, at Lender's request, promptly execute or cause to be executed and delivered to Lender any and all documents, instruments or agreements deemed necessary by Lender to continue perfection of Lender's Liens, to facilitate collection of the Collateral or otherwise to give effect to or carry out the terms or intent of this Amendment.



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     10.  COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical. All parties need not execute the same counterpart.

     11. FINAL AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE No UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     12. RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

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     EXECUTED to be effective as of the date first above written.

                                         RED MAN PIPE & SUPPLY CO., an oklahoma
                                         corporation

                                         By: /s/ Dee Paige
                                            ------------------------------
                                         Name: MR. DEE PAIGE
                                            ------------------------------
                                         Title: CFO
                                            ------------------------------

                                         FLEET CAPITAL CORPORATION, a Rhode
                                         Island corporation

                                         By: /s/ Joy L. Bartholomew
                                            ------------------------------
                                         Name: JOY L. BARTHOLOMEW
                                            ------------------------------
                                         Title: VICE PRESIDENT
                                            ------------------------------





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